UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): October 13, 2017

Washington Prime Group Inc.

Washington Prime Group, L.P.

(Exact name of Registrant as specified in its Charter)

Indiana (Both Registrants)	001-36252 (Washington Prime Group Inc.) 333-206500-01 (Washington Prime Group, L.P.)	46-4323686 (Washington Prime Group Inc.) 46-4674640 (Washington Prime Group, L.P.)
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

180 East Broad Street Columbus, Ohio	43215
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (614) 621-9000

N/A

(Former name or former address, if changed since last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

 [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 13, 2017, Washington Prime Group Inc. (the “Registrant”) and Mr. Keric M. “Butch” Knerr, one of the named executive officers of the Registrant, executed a General Release and Amendment to Employment Agreement, dated as of October 13, 2017 (the “Amendment”), providing for a general release by Mr. Knerr of the Registrant and modifying certain terms of the Amended and Restated Employment Agreement, dated January 31, 2017 (effective as of January 1, 2017) (the “Agreement”), by and between Mr. Knerr and the Registrant (filed as Exhibit 10.2 to a Form 8-K filed by the Registrant with the Securities and Exchange Commission (“SEC”) on February 2, 2017). Under the Amendment, the Agreement’s non-solicitation provision was modified to extend the post-termination period during which Mr. Knerr is prohibited from soliciting employees of the Registrant from twelve (12) months to eighteen (18) months. Additionally, the Amendment provides that the non-compete provision of the Agreement terminates on the Date of Termination (as that term is defined in the Agreement). The foregoing description of the Amendment is qualified in its entirety by the terms of the Amendment, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference. In connection with the execution of the Amendment described herein, neither Mr. Knerr, the Registrant, nor any of its affiliates received any additional compensation or consideration.

As earlier reported by the Registrant in a Form 8-K filed with the SEC on October 4, 2017, Mr. Knerr tendered his resignation as the Executive Vice President and Chief Operating Officer of the Registrant on September 28, 2017.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	General Release and Amendment to Employment Agreement, dated October 13, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

WASHINGTON PRIME GROUP INC. (Registrant)

Date: October 16, 2017	By:	/s/ Robert P. Demchak
Name: Robert P. Demchak Title: Executive Vice President, General Counsel and Corporate Secretary

WASHINGTON PRIME GROUP, L.P. (Registrant)

By Washington Prime Group Inc., its sole general partner

Date: October 16, 2017	By:	/s/ Robert P. Demchak
Name: Robert P. Demchak Title: Executive Vice President, General Counsel and Corporate Secretary

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